UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2012

WMS INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8300	36-2814522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Northpoint Blvd., Waukegan, Illinois	60085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 785-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2012 via a letter to the Chairman of the Board, Mr. Louis J. Nicastro notified the Company that he plans to retire from the Board of Directors and will not stand for re-election to the Board of Directors at the 2012 Annual Meeting of Stockholders, which is expected to be held in December, 2012.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibits	Description

99.1	Retirement letter from Louis J. Nicastro dated March 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS Industries Inc.

/s/ Kathleen J. McJohn

Name: Kathleen J. McJohn

Title: Vice President, General Counsel and Secretary

Date: March 22, 2012

Exhibit Index

Exhibits	Description

99.1	Retirement letter from Louis J. Nicastro dated March 16, 2012

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